                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2005

                       Structured Obligations Corporation

             (Exact name of registrant as specified in its charter)

Delaware                    001-32013                   13-3741177
(State or other             (Commission                 (IRS Employer
jurisdiction of             File Number)                Identification
incorporation or                                        Number)
organization)

      270 Park Avenue, New York, New York                               10013
    (Address of principal executive offices)                          (Zip Code)
     Registrant's telephone number including area code (212) 834-6000.

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     []   Written  communications  pursuant to Rule 425 under the Securities Act
          (17CFR 230.425)

     []   Soliciting  material  pursuant to Rule 14a-12  under the  Exchange Act
          (17CFR 240.14a-12)

     []   Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17CFR 240.14d-2(b))

     []   Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17CFR 240.13e-4(c))

>

Section 8 -  Other Events

Item 8.01 Other Events.

     This current report on Form 8-K relates to a  distribution  made to holders of the Certificates issued by the Select Notes Trust LT 2003-3.

     Each issuer of an underlying  security,  or guarantor thereof, or successor thereto,  as applicable,  which represents ten percent (10%) or more of the aggregate  principal  amount of all securities held by the trust is subject to the information reporting requirements of the Securities Exchange Act of
     1934,  as  amended  (the  "Exchange  Act").   Periodic  reports  and  other
     information required to be filed pursuant to the Exchange Act, by an issuer of an underlying  security,  or guarantor thereof, or successor thereto, as applicable,  may be inspected and copied at the public reference facilities maintained by the Securities and Exchange  Commission (the "Commission") at
     450 Fifth  Street,  N.W.,  Washington,  D.C.  20549.  The  Commission  also maintains  a site on the World  Wide Web at  "http://www.sec.gov"  at which users can view and  download  copies  of  reports,  proxy  and  information
     statements  and  other   information  filed   electronically   through  the
     Electronic  Data  Gathering,   Analysis  and  Retrieval   system.   Neither
     Structured Obligations  Corporation nor the trustee has participated in the preparation  of  such  reporting  documents,  or  made  any  due  diligence investigation  with respect to the information  provided  therein.  Neither
     Structured  Obligations  Corporation  nor  the  trustee  has  verified  the accuracy or  completeness  of such  documents  or reports.  There can be no assurance  that events  affecting an issuer of an underlying  security,  or guarantor thereof,  or successor thereto,  as applicable,  or an underlying security  have not occurred or have not yet been publicly  disclosed  which would  affect  the  accuracy  or  completeness  of the  publicly  available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits:

          1.   Trustee's   Report   with   respect  to  the   January  18,  2005
               Distribution Date for the Select Notes Trust LT 2003-3

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        By:  /s/  Chadwick S. Parson
                                            Name:  Chadwick S. Parson
                                            Title: Authorized Signatory

January 19, 2005

EXHIBIT INDEX

Exhibit                                                                    Page

   1     Trustee's Report with respect to the January 18, 2005              5
         Distribution Date for the Select Notes Trust LT 2003-3

                                 Exhibit 1

To the Holders of:
Select Notes Trust LT 2003-3
Long Term Certificates  Series 2003-3
*CUSIP:   81619PAC1

U.S. Bank Trust National  Association,  as Trustee for the Select Notes Trust LT
2003-3  (the  "Trust"),  hereby  gives  notice with  respect to Interest  Period commencing  on the day after  December 15, 2004 to and including the January 18,
2005 (the  "Interest  Period")  in  respect of the  January  18,  2005  Interest
Distribution Date (the "Interest Distribution Date") as follows:

1.   The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificateholder's pro rata portion of this amount is the amount to be included in such Certificateholder's Form 1099).
                               $ 118,125.00

   a.    Per certificate held amount of interest income to be included in
         Form 1099 for the year ending December 31, 2004 is set forth below.
                                $ 3.322785

2.   The total of all interest distributed to Certificate holders during the
     Interest Period is set forth below.
                               $169,020.00

3.   Total amount of advances made to the Trustee on the     $ 50,896.00
     Interest Distribution Date is

4.   The total amount of advances repaid to the Advancing Party    $ 0.00
     during the Interest Period is

5.   The net total of advances made during the          $50,896.00
     Interest Period is

   a.    The net amount owed by the Trust to the Advancing Party as of the
         Close of business on the Interest Distribution Date is set forth below.
                               $ 576,725.00

6.   The total amount of interest expense paid to the Advancing Party on the
     Interest Distribution Date is set forth below (each Certificateholder's pro rata portion of this amount should be included in a footnote to such
     Certificateholder's Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income).
                               $ 12,500.00

   a.    Per certificate held amount of interest expense to be included in Form
         1099 for the year ending December 31, 2004 is set forth below.
                               $ 0.3516174

7.   At the close of business on the Interest Distribution Date, there were
     35,550 Certificates outstanding.

8.     Payments made on Underlying Securities during the Interest period are as set forth below.

 Payment Date Description of Underlying Security       Principal Interest

01/15/05      EOP Operating Limited Partnership        $0.00     $ 118,125.00
              7.875% Notes due July 15, 2031.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any  representation  made as to its  correctness.  It is  included solely for the convenience of the Holders.